UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

December 17, 2008

AMERICAN EAGLE OUTFITTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23760	13-2721761
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Hot Metal Street Pittsburgh, Pennsylvania	15203-2329
(Address of principal executive offices)	(Zip Code)

(412) 432-3300

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Item 1.01 Entry into a Material Definitive Agreement

On December 22, 2008, the Board of Directors (the "Board") of American Eagle Outfitters, Inc. (the "Company"), approved amendments to the Company's 2005 Stock Award and Incentive Plan (the "2005 Plan") and to its Deferred Compensation Plan (the "Deferred Compensation Plan").  The 2005 Plan and the Deferred Compensation Plan were restated, effective December 31, 2008, to bring both into compliance with Section 409A of the Internal Revenue Code of 1986, as amended ("Section 409A").  A copy of the amended 2005 Plan and the amended Deferred Compensation Plan are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Additionally, on December 22, 2008, the Company entered into agreement with certain executive officers in order to amend their existing employment agreements to comply with Section 409A (the "409A Addendum"). The form of the Section 409A Addendum is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 22, 2008, the Company amended the existing employment agreement between the Company and James V. O'Donnell, the Company's Chief Executive Officer.  On December 17, 2008, the Company amended the existing employment agreement between the Company and Roger S. Markfield, a member of the Board and a non-executive employee of the Company. The amendments were entered into in order for Mr. O'Donnell's and Mr. Markfield's respective employment arrangements and the payments thereunder to comply with Section 409A.  The amendments are effective as of December 31, 2008.

A copy of the amended agreements for Mr. O'Donnell and Mr. Markfield are attached hereto as Exhibits 10.4 and Exhibit 10.5, respectively, and are incorporated herein by reference.

The information included in Item 1.01 is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description
10.1	Amended 2005 Stock Award and Incentive Plan dated December 22, 2008
10.2	Amended Deferred Compensation Plan dated December 22, 2008
10.3	Form of Section 409A Addendum
10.4	Amended employment agreement between the Company and James V. O'Donnell dated December 22, 2008
10.5	Amended employment agreement between the Company and Roger S. Markfield dated December 17, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC.
(Registrant)

Date: December 23, 2008	By:	/s/ Neil Bulman, Jr.
Neil Bulman, Jr.
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1*	Amended 2005 Stock Award and Incentive Plan dated December 22, 2008
10.2*	Amended Deferred Compensation Plan dated December 22, 2008
10.3*	Form of 409A Addendum
10.4**	Amended employment agreement between the Company and James V. O'Donnell dated December 22, 2008
10.5**	Amended employment agreement between the Company and Roger S. Markfield dated December 17, 2008

* Such Exhibit is being filed herewith pursuant to Item 1.01 and Item 5.02 of the Current Report on Form 8-K.
** Such Exhibit is being filed herewith pursuant to Item 5.02 of the Current Report on Form 8-K.